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                                                                    EXHIBIT 10.2

                         REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of May
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30, 1997, between Leap International PTE LTD ("Leap") and CellStar Corporation
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(the "CellStar").
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                                   RECITALS
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A.   CellStar and Leap are parties to an Exchange Agreement dated as of May 30,
     1997, (the "Exchange Agreement"), pursuant to which CellStar has purchased
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     shares of capital stock of CellStar Pacific PTE LTD ("CellStar Pacific")
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     held by Leap.

B. In consideration of the transactions described in the Exchange Agreement, CellStar now wishes to grant to Leap registration rights in 114,583 of the shares of Common Stock, par value $0.01 (the "CellStar Stock"), of CellStar
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     transferred to Leap under the Exchange Agreement, represented by certificate number C1263.
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                                   AGREEMENT
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     Based on the foregoing and the mutual promises contained herein, the parties agree as follows:

                       Registration of the CellStar Stock
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     1.   Incidental Registration.  If CellStar proposes to file a registration
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statement pursuant to the Securities Act of 1933 (the "1933 Act") under Form
                                                       --------
S-1, S-2, S-3, or any similar form, then CellStar shall use its reasonable best efforts to include under such registration statement all shares of the CellStar Stock that Leap may request, limited to:

     (i) One registration statement that becomes effective under the Securities Act in which Leap is not subject to reduction in clause (ii) below; and

     (ii) CellStar Stock not in an amount in excess of an amount that will, in the opinion of the managing underwriter of any offering, adversely affect such offering;

     2.   Cutback.  If Leap is required, pursuant to clause (ii) above, to
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reduce the number of shares of CellStar Stock registered, then persons requesting registration of shares pursuant to registration rights that are not subject to reduction shall first be permitted to register their shares. Leap shall be permitted to register a fraction of all shares then remaining available for registration, if any, equal to the quotient of the number of shares for which Leap has requested registration, divided by the total of the number of shares for which Leap has requested registration plus all other shares for which other stockholders have requested registration and that are subject to reduction.

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     3.   Conditions to Registration.  (a) As a condition to Leap's
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participation in any underwritten offering, Leap shall (i) execute the underwriting agreement reasonably agreed on by CellStar and the underwriter,
(ii) pay its pro rata share of offering expenses, all underwriting discounts, selling commissions and transfer taxes applicable to its shares and the fees of its own counsel, if any, and (iii) cooperate with, and provide information to, CellStar in connection with the preparation of the registration statement and the sale of stock contemplated thereby.

     (b) As a condition to Leap's participation in any registration that is not an underwritten offering, Leap shall (i) pay its pro rata share of offering expenses and transfer taxes applicable to its shares and the fees of its own counsel, if any, and (ii) cooperate with, and provide information necessary to effect such registration to, CellStar in connection with the preparation of the registration statement and the sale of stock contemplated thereby.

     4.   Governing Law.  This Agreement shall be interpreted and the rights of
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the parties determined in accordance with the laws of the United States applicable thereto and the laws of the State of Texas without reference to principles of conflict of laws.

     5.   Successors.  The provisions hereof shall inure to the benefit of, and
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be binding upon, the successors, heirs, executors and administrators of the parties hereto.  This agreement is not assignable.

     6.   Entire Agreement; Amendment.  This Agreement constitutes the full and
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entire understanding and agreement between the parties with regard to the subject matter hereof. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the parties hereto.

     7.   Notices.  All notices and other communications required or permitted
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hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, or delivered by hand, messenger, or reputable overnight courier, and shall be deemed given when received at the addresses of the parties set forth below, or at such other address furnished in writing to the other parties hereto.

     If to CellStar:  CellStar Corporation
                      1730 Briercroft Court
                      Carrollton, Texas 75006
                      Attn:  General Counsel

     If to Leap:      Leap International PTE LTD
                      Blk 512, Bukit Batok Street 52
                      #10-518
                      Singapore 650512
                      Attn:  Lim Chai Hock

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     8.   Counterparts.  This Agreement may be executed in any number of
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counterparts (including by facsimile transmission), each of which shall be an original, but all of which together shall constitute one and the same instrument.

     9.   Choice of Forum.  Any lawsuit, controversy, dispute or other
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proceeding in respect to this Agreement shall be adjudicated by any state or federal court of competent jurisdiction sitting in Dallas County in the State of Texas. For such purposes, the parties to this Agreement hereby submit and consent to the jurisdiction of such courts.

     This Agreement has been executed and delivered as of the date first written above.


                              LEAP INTERNATIONAL PTE LTD



                              By:   /s/ Lim Chai Hock
                                  ----------------------------
                                    Lim Chai Hock
                                    General Manager



                              CELLSTAR CORPORATION



                              By:   /s/ Alan H. Goldfield
                                  ----------------------------
                                    Alan H. Goldfield
                                    Chairman and CEO

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